                                                                    Exhibit 10.2

--------------------------------------------------------------------------------
                                     LEGEND
Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks ("****"), and the omitted text has been filed separately with the Securities and Exchange Commission.
--------------------------------------------------------------------------------

                      OMNIBUS SECURITIES CLEARING AGREEMENT

                                  (U.S. DEALER)

THIS AGREEMENT is made and entered into this 6th day of February, 2001 by and between HERZOG, HEINE, GEDULD, INC., a New York corporation ("HHG") and CBNY INVESTMENT SERVICES CORP. ("BROKER"), a New York Corporation.

WHEREAS, HHG offers certain securities clearing and execution services; and

WHEREAS, Broker desires to establish an Omnibus Securities Clearing Account ("ACCOUNT") with HHG through which Broker will avail itself of such services on behalf of its customers;

NOW, THEREFORE, in consideration of the premises, and the mutual covenants and agreements hereinafter set forth, HHG and Broker agree as follows:

                                    AGREEMENT

1.   REPRESENTATIONS AND WARRANTIES OF BROKER.

     (A)    LEGAL COMPLIANCE. Broker represents and warrants to HHG that:

            (i) Broker is and at all times during the term of this Agreement shall remain duly registered with the Securities and Exchange Commission ("SEC") as a broker-dealer under Section 15 of the Securities Exchange Act of 1934 and is and shall remain licensed and in good standing as a broker-dealer under applicable state securities laws.

            (ii) Broker is and at all times during the term of this Agreement shall remain a member in good standing of the National Association of Securities Dealers, Inc. ("NASD").

            (iii) Broker has and at all times during the term of this Agreement shall continue to have all requisite authority, whether arising under applicable federal or state laws, rules and regulations or the rules and regulations of any securities exchange to which Broker is subject, and has taken and shall continue to take all requisite action to enter into this Agreement and to retain the services of HHG in accordance with the terms hereof.

            (iv) Broker is and at all times during the term of this Agreement shall remain in compliance with the capital and financial reporting requirements of every securities exchange and securities clearing agency of which Broker is a member, and to the extent required, with the capital and financial reporting requirements of the SEC and of every state and other regulatory authority which it is subject.

            (v) Broker is and at all times during the term of this Agreement shall remain familiar with HHG's clearing procedures, as communicated to Broker by HHG and shall abide by such procedures within a reasonable period of time as may be in effect now and in the future in respect of the Account.

            (vi) All securities carried in the Account will be carried for the account of Broker's customers, and any short sales effected in the Account shall be short sales effected on behalf of Broker's customers.

For purposes of this Agreement, the term "customer" shall not include any general or special partner or any director or officer of Broker, or any participant in any joint, group or syndicate account with Broker or with any partner, officer or director of Broker.

     (B) Notice of Non-Compliance. Broker shall promptly notify HHG and shall forthwith discontinue effecting transactions in the Account if any of the foregoing representations and warranties shall no longer be true and correct in all material respects.

2. REPRESENTATIONS AND WARRANTIES OF HHG. HHG represents and warrants to Broker that:

     (A) HHG is and at all times during the term of this Agreement shall remain duly registered with the SEC as a broker-dealer under Section 15 of the Securities Exchange Act of 1934 and is and shall remain licensed in good standing as a broker-dealer under applicable state securities laws.

     (B) HHG is and at all times during the term of this Agreement shall remain a member in good standing of the NASD.

     (C) HHG has and at all times during the term of this Agreement shall continue to have all requisite authority, whether arising under applicable federal and state laws, rules and regulations or the rules and regulations of any securities exchange to which HHG is subject, and has taken and shall continue to take all requisite action to enter into this Agreement and to perform its services in accordance with the terms hereof.

     (D) HHG is and at all times during the term of this Agreement shall remain in compliance with the capital and financial reporting requirements of every securities exchange and securities clearing agency of which HHG is a member and to the extent required, with the capital and financial reporting requirements of the SEC and every state and other regulatory authority to which it is subject.

3.   SERVICES OF HHG.

     (A) SERVICES TO BE PERFORMED BY HHG. HHG shall perform the following services with respect to the Account:

            (i) Execution of orders for the Account pursuant to Broker's instructions provided, however, that HHG reserves the right at any time to reject any order for the Account in a timely manner or upon prior notice.

            (ii)    Settlement of contracts and transactions in securities.

            (iii) Holding in one or more properly established accounts cash and/or securities of Broker or Broker's customers.

            (iv) Preparation and electronic mailing of trade confirmations to the Broker, which confirmations may be in the form of a summary trade list and shall contain the information required to be furnished on confirmations in accordance with all applicable laws, rule and regulations.

For the purposes of this Agreement, the term "securities under the control of HHG" shall mean those securities maintained in the Account where both of the following conditions are satisfied:

            (v) Broker has instructed HHG to maintain physical possession or control of such securities free of any charge, lien or claim of any kind in favor of HHG or any persons claiming through HHG, and

            (vi) HHG within twenty-four (24) hours after receipt of such instruction has informed Broker in writing or in form acceptable to both parties that it accepts such instruction.

     (B) SERVICES NOT TO BE PERFORMED BY HHG. Unless otherwise expressly agreed in writing, HHG shall be responsible only for those services described in Section 3(A) above. Without limiting the foregoing, HHG shall not provide nor be responsible for providing any of the following services:

            (i) Accounting, bookkeeping or record keeping, cashiering, or other services in respect to commodity transactions or any other transactions not involving securities.

            (ii) Preparation of Broker's payroll records, financial statements or any analysis thereof.

            (iii) Preparation or issuance of checks in payment of Broker's expenses, other than expenses incurred by HHG on behalf of Broker pursuant to this Agreement.

            (iv)    Payment of commissions to Broker's salesmen.

            (v) Preparation of filing of any of Broker's reports to the SEC, any state securities commission or any securities exchange, securities association, or other membership association to which Broker is subject.

            (vi) Performance of any of the responsibilities of Broker set forth in Section 5 or 6 below.

4.   RESPONSIBILITIES OF HHG.

     (A) HHG shall have no liability to Broker arising out of this Agreement or otherwise except for:

            (i)     Breach of the express terms of this Agreement.

            (ii)    Fraudulent acts of HHG employees.

            (iii) Errors on orders which are incorrectly recorded, transmitted or executed by HHG.

            (iv)    Errors in bookkeeping made by HHG.

            (v) Losses occasioned by negligence in the performance of the obligations of HHG hereunder.

     (B)    DEFAULT.

            (i) HHG shall promptly notify Broker of any default or error whatsoever by any broker/dealer.

5.   NON-FINANCIAL RESPONSIBILITIES OF BROKER.

     (A) CONDUCT OF BROKER'S CUSTOMER ACCOUNTS. Broker shall be solely responsible for the conduct of its Broker's Customer Accounts, including, but not limited to, obtaining all papers required for the opening and operation of such accounts; determining the suitability of all transactions therein; establishing the authenticity of all orders and the genuineness of all certificates and papers; obtaining all necessary authorizations and maintaining all required records in respect of discretionary accounts; and furnishing all required confirmations and statements of account.

     (B) NOTIFICATION OF TRADE DISCREPANCIES. Broker shall reconcile its internal position records with the confirmations provided by HHG under Section 3(A) above and notify HHG within one (1) business day after receipt of the confirmations of any discrepancies.

     (C) MARGIN. Broker shall comply and assure that its customers comply with all applicable margin requirements.

     (D) CONSENT TO HYPOTHECATION. Broker acknowledges and agrees that HHG may lend, pledge or hypothecate any or all of the securities in the Account (other than securities under the control of HHG), as defined in Section 3(A) whether separately or in common with other money, securities or other property, as HHG in its sole discretion shall deem appropriate. Broker shall obtain from each of its customers all necessary authorization to such lending, pledge and hypothecation.

     (E) REPORTING. Broker shall be responsible for providing HHG with copies of the following:

            (i)     Concurrently with filing:

                    (a) Any FOCUS or other financial reports required to be filed with the SEC, the NASD or any securities exchange of which it is a member;

                    (b) Any filing with the SEC, the NASD, any securities exchange or any state agency providing notice of Broker's non-compliance with applicable capital and/or financial requirements; and

                    (c)  Any amendment to Broker's Form BD.

            (ii)    Within ten (10) days after issuance or receipt:

                    (a)  a copy of Broker's audited annual financial statement;
                         and

                    (b) any examination report issued by SEC, the NASD, any securities exchange or any state agency.

            (iii) HHG agrees to hold any information or copies provided under this Subsection (E) in confidence and will not disclose such information or copies to any third party without Broker's prior written approval, provided, however, that HHG may disclose information pursuant to a Subpoena issued by a Court of Law or pursuant to a regulatory requirement request by a state or federal regulatory agency or any self-regulatory organization.

6.   FINANCIAL RESPONSIBILITIES OF BROKER.

     (A) ACKNOWLEDGMENT OF RISK. Broker acknowledges and agrees that all transactions effected in the Account are at the Broker's risk.

     (B) DEPOSIT OF MARGIN. Broker shall deposit with HHG such initial or maintenance margin with respect to transactions in the Account as HHG in its sole discretion may require, irrespective of whether Broker shall have received payment from its customers. It is understood that HHG may revise or amend its margin requirements at any time with prior notice to Broker.

     (C) CLEARING AND SETTLEMENT INSTRUCTIONS. Broker shall provide HHG with written or oral instructions for settling and clearing securities transactions, including but not limited to instructions to accept or deliver securities, make payment for securities or transfer funds out of or into the Account.

     (D) DELIVERY OF AND PAYMENT FOR SECURITIES. Broker shall be responsible for acceptable deliveries to HHG of securities sold for the Account and for payment to HHG of securities purchased for the Account irrespective of whether Broker shall have received delivery or payment from its customers.

     (E) PAYMENT OF DEBIT BALANCES. Broker shall pay on demand all debit balances in the Account, irrespective of whether Broker shall have received payment from its customers. It is understood that debit balances shall accrue interest on a daily basis at a rate per annum set forth in the Customer Agreement and in the manner set forth in the Customer Agreement of even date and executed simultaneously.

     (F) COMPENSATION TO HHG. To compensate HHG for services performed under this Agreement, Broker shall pay to HHG the fees for maintenance of the Account and for transactions in the Account, including the minimum aggregate fee per annum, set forth in Exhibit "B" hereto. It is understood that HHG may change such fees at any time upon thirty
            (30) business days prior notice to Broker; provided, however, that changes to the minimum aggregate fee per annum shall be effective only on an anniversary date of this Agreement. Fees shall be charged against the Account monthly, with a year-end adjustment, if necessary, to cover the minimum aggregate annual fee.

     (G) TIMING. Broker shall deposit any margin required under Section 6(B) above and satisfy any demand for payment of a debit balance under
            Section 6(E) above (including any debit balance resulting from fees payable under Section 6(F) above by 12:00 noon New York time the next business day or such earlier time as HHG may reasonably require.

     (H) CURRENCY FLUCTUATION. If Broker directs HHG to enter into any transaction to be effected on any securities exchange or in any market on which transactions are settled in a foreign currency, (i) any profit or loss arising as a result of a fluctuation in the rate of exchange between such currency and the United States Dollar shall be entirely for Broker's Account and risk, (ii) all initial and maintenance margin deposits required or requested by HHG shall be in the currency required by the applicable marketplace or clearing agency in such amounts as HHG in its sole discretion may require and
            (iii) HHG is authorized to convert funds in the Account into and from such foreign currency at rates of exchange prevailing at the banking or other institutions with which HHG normally does business.

     (I) TRANSACTION FEES. Broker is responsible for paying all transaction fees to be remitted to the relevant national securities association or national securities exchange pursuant to Section 31 of the Securities Exchange Act of 1934.

7.   FAILURE TO DISCHARGE FINANCIAL RESPONSIBILITIES.

     (A) LIEN. To secure performance of its obligations hereunder, including but not limited to its financial responsibilities under Section 6 above, Broker hereby grants to HHG a lien on all securities, cash and other property in the Account or any other Account carried by HHG for Broker which Broker advises HHG for its own Account or for the account of anyone other than its customers ("non-customer accounts"). HHG, may at any time, without prior notice to Broker, transfer from a non-customer account to the Account such excess securities, cash or other property as in HHG's judgment may be required for margin or to reduce any debit balance in the Account.

     (B) HHG'S REMEDIES. In the event that Broker fails to timely perform any of its financial responsibilities, or HHG in its sole discretion deems it necessary for its protection, HHG is authorized, without notification to the Broker:

            (i) To sell any or all of the securities or other property which may be in its possession, which HHG may be carrying for the Account, other than securities which are under the control of HHG, as defined in Section 3(A) and apply the proceeds of such sale and any cash in the Account to amounts owed to HHG hereunder.

            (ii) To buy in any securities or other property of which the Account may be short.

            (iii)   To cancel any outstanding orders.

            (iv) To take such other steps as HHG in its sole discretion determines appropriate under the circumstances.

Any sale or purchase made pursuant to this Section 7(B) shall be made, at HHG's discretion, on the securities exchange or other market where such business is then usually transacted, or at public auction or at private sale, without advertising the same and without notice to Broker or upon personal representatives of Broker, and HHG may purchase the whole or any part thereof free from any right of redemption, with Broker remaining liable for any deficiency. It is understood that a prior tender, demand or call of any kind from HHG, or prior notice from HHG, of the time and place of such sale or purchase shall not be considered a waiver of HHG's right to sell or buy any securities and/or other property held by HHG or owed by HHG by Broker, at any time. Broker agrees to reimburse HHG for any expenses incurred by HHG in exercising its remedies under Section 7(B), including attorneys' fees.

8.   COMMUNICATION.

     (A) METHODS OF COMMUNICATION. HHG will have discretion over the type and proper location of communications equipment deemed necessary to render the most efficient service to Broker. HHG shall not be responsible for any instructions or orders which are not received due to malfunction of communications equipment.

     (B) RECORDING. Broker and HHG each consent to the recording of conversations between Broker and HHG (or any of their respective agents), without any obligation by Broker or HHG to make or retain such recordings.

     (C) RESPONSIBILITY FOR ERRORS. HHG and Broker will be responsible for their respective errors; provided, however, that HHG shall not be responsible for any trade discrepancies not reported by the time specified in Section 5(B) above.

9.   INDEMNIFICATION.

     (A) INDEMNIFICATION OBLIGATION. Broker hereby agrees to indemnify, defend and hold harmless HHG from and against all claims, demands, proceedings, suits and actions made or brought against HHG and all of HHG's liabilities, losses, damages, sanctions, judgments, expenses, attorneys' fees and costs (collectively, "claims") arising out of one or more of the following:

            (i) Failure of Broker to make payment when due for securities purchased or to deliver when due securities sold for the Account.

            (ii) Failure of Broker to meet any initial or maintenance margin call.

            (iii) Default or error by any broker-dealer other than HHG with whom Broker executes a transaction for the Account.

            (iv) Failure of Broker properly to satisfy or perform any of its other responsibilities under this Agreement or commission by Broker or any error for which Broker is responsible under the terms of this Agreement.

            (v) Any claim by any of Broker's customers based on conduct or omissions of Broker or any third party broker-dealer or arising from the clearing relationship between Broker except to the extent such claim has resulted from HHG's negligence.

            (vi) Any adverse claims with respect to any customer securities delivered or cleared by HHG.

            (vii) Any dishonest, fraudulent, negligent or criminal act or omission on the part of any of Broker's officers, partners, employees, agents or customers.

            (viii) Breach by Broker of any representation or warranty made by it under this Agreement.

     (B) INDEMNIFICATION PROCEDURE. Promptly upon receipt of notice any claim with respect to which HHG is entitled to indemnification under
            Section 9 (A) above, Broker shall institute defense of such claim, at its sole expense, using counsel reasonably acceptable to HHG. Broker shall keep HHG informed of the status of defense of such claim, and broker shall not agree to any settlement without the consent of HHG, which shall not unreasonably be withheld. If within ten (10) days after receiving notice of such claim Broker shall fail to properly institute the defense of such claim, HHG will have the right to defend against the same at Broker' cost and expense or, in its sole discretion, to settle the same at Broker's cost and expense. In the event that HHG is required to institute legal proceedings to enforce Broker's indemnification obligations, HHG shall be entitled to recover from Broker its costs and expenses, including attorneys' fees, incurred in such proceedings.

10.  TERM AND TERMINATION.

     (A) TERM. The term of this Agreement shall commence on the later of (i) the date hereof or (ii) if required, the date this Agreement is approved by the New York Stock Exchange.

     (B)    RIGHT TO TERMINATE. This Agreement may be terminated:

            (i) By either party upon ninety (90) days written notice to the other party.

            (ii) Immediately by either party, in its discretion, if any representations, warranties, duties, responsibilities or obligations of either party shall not be true or duly performed or shall cease to become true or duly performed, provided, however, that the failure of either party to terminate this Agreement shall not be deemed acquiescence in either party's misrepresentations or failure to perform its duties, responsibilities or obligations and shall not preclude either party from subsequently terminating this Agreement.

     (C) SURVIVAL OF RIGHTS. The lien and other rights of the parties hereunder shall continue as long as there remain any unsettled transactions or outstanding obligations from Broker to HHG in respect to the Account.

     (D) TRANSFER OF ACCOUNT. If HHG terminates this Agreement, HHG, at Broker's request, shall reasonably assist Broker in transferring the Account to another broker-dealer designated by Broker.

11.  GENERAL PROVISIONS.

     (A) NON-EXCLUSIVITY. HHG and Broker each reserve the right to enter into similar agreements with other broker-dealers on terms and conditions which may vary from those herein.

     (B) GOVERNING LAW. This Agreement shall be construed and enforced under and in accordance with the internal law of the State of New York without regard to the provisions thereof relating to the conflict of laws.

     (C) HEADINGS. The headings for each Section of this Agreement are for descriptive purposes only and shall not be deemed to modify or qualify any of the provisions of such Section.

     (D) RELATIONSHIP OF PARTIES. Neither this Agreement nor the performance of services hereunder shall be considered to create a joint venture or partnership between HHG and Broker between Broker and other broker-dealers for whom HHG may perform the same or similar services, nor shall either party be deemed an agent or representative of the other.

     (E) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of HHG and Broker and their respective successors, assignees and transferees of every kind; provided, however, that no assignment or transfer shall be binding without the prior written approval of the other party. This Agreement shall not be construed as creating any rights in any third parties who are not parties hereto (including without limitation any customers of Broker).

     (F) ENTIRE AGREEMENT AMENDMENTS. This Agreement represents the entire Agreement between the parties with respect to the subject matter contained herein. Exhibit A, Requirements; Exhibit B, Omnibus Clearing Costs; and Exhibit C, Technical Issues; are incorporated hereto and made a part hereof. This Agreement may be amended, and provisions hereof may be waived, only by writing signed by the party against whom enforcement of the amendment and waiver is sought.

     (G) MODIFICATION BY APPLICABLE RULE OR LAW. All transactions which HHG executes for the Account shall be subject to the constitution, by-laws, rules, regulations, customs, usage, rulings and interpretations of any relevant marketplace or clearing agency and to all applicable governmental laws and regulations (collectively referred to as any "rule or law"), and HHG shall not be liable to Broker as a result of any action taken by HHG or its agents to comply therewith. Whenever any rule or law shall be enacted, proscribed or promulgated which shall affect in any manner or be inconsistent with any of the provisions hereof, the provisions of this Agreement so affected shall be deemed modified or superseded, as the case may be, by such rule or law, and all other provisions of this Agreement and any provisions as modified shall in all respects continue in full force and effect.

     (H) PARTIAL INVALIDITY. If any provision of this Agreement is held invalid or unenforceable, the remainder of the Agreement shall nevertheless remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, such provision shall nevertheless remain in full force and effect in all other circumstances.

     (I) FORCE MAJEURE. Neither party shall be liable for any default resulting from any circumstances beyond its reasonable control, including without limitation computer malfunctions, labor disputes, natural disasters and acts of God.

     (J) DISPUTE RESOLUTION. In the event that any dispute arises under this Agreement, the parties shall in good faith attempt to settle such dispute. If settlement of a dispute relating to a transaction in the Account is not possible, the parties agree to submit the dispute to arbitration through the facilities of the marketplace (NASD or securities exchange) on which the transaction giving rise to the dispute arose. Any other disputes under this Agreement shall be resolved in a court of competent jurisdiction located in New York, New York, and the parties hereby waive any objections to such venue.

     (K) NOTICES. Notices hereunder may be given by personal delivery, facsimile, or registered or certified mail and shall be deemed given when actually received. Notices to either party shall be sent to the address set forth opposite its name on the signature page hereof or to such other address as such party shall notify the other in writing.

     (L) EXECUTION AWAY FROM HHG. Broker may place for execution with firms other than Herzog orders for the Accounts to the extent Broker determines that such action is necessary to meet Broker's duty to obtain best execution for customer orders. Herzog will have no responsibility for the transmission or execution of any such orders, and Broker agrees to assume full responsibility for resolving any disputes and for bearing any losses resulting from transactions with firms with which Broker executes, giving up Herzog for clearance. Broker also agrees that, with respect to any such orders, it will report executions promptly to Herzog for clearance in accordance with Herzog procedures.

IN WITNESS WHEREOF, the parties have hereunto affixed their hands as of the day and year first above written.

Address For Notice:                      CBNY INVESTMENT SERVICES CORP.
CBNY Investment Services Corp.
320 Park Avenue
New York, New York 10022
Attn: Jose A. Paulucci                   By: /s/ Jose Aparecido Paulucci
                                             -----------------------------------
                                                Jose A. Paulucci,
                                                Chief Executive Officer

                                         By: /s/ David Minder
                                             -----------------------------------

                                                David Minder, Secretary

Address For Notice:                                  HERZOG, HEINE, GEDULD, INC.
525 Washington Blvd.
Jersey City, New Jersey 07310
Attention:  General Counsel               By:  /s/ Anthony T. Geraci
Facsimile: (201) 418-4367                    -----------------------------------
                                                   Anthony T. Geraci
                                                   Executive Vice President

                                    EXHIBIT A

                                  REQUIREMENTS

-$100,000   Net Capital.

-$****      Deposit - Interest Bearing Account.

- Copy of most recent Focus Report and latest annual audited financial statement.

- Broker/Dealer Application (Form BD), including most recent amendments, and Form U-4 of Principals of Correspondent.

-           Copy of most recent NASD Audit Report.

- Copy of Broker's Blanket Bond Policy with $250,000 minimum coverage and deductible of no more than $5,000.










                                                                HHG JAP
                                                                    ----------

                                                                CBNY JAP DJM
                                                                    ----------

                                    EXHIBIT B

OMNIBUS CLEARING COSTS:
-----------------------

All commissions collected by us in regards to Accounts of customers shall be payable to you net of the fees payable to us, as set forth herein, after taking into consideration any outstanding obligations due"HERZOG", as defined in this Agreement.

Clearing Fees: For each securities transaction in an Account we will charge you on a "per ticket basis" based upon an actual number of tickets per trading day for all customers. For the purpose of this Agreement a "ticket" shall mean an order which results in a confirmation to such customer or Account. At the end of each month we will compute the actual number of tickets per trading day for such month and charge you according to the following schedule:

Listed and OTC Transactions:           $**** per ticket
----------------------------



EXECUTION COSTS
---------------
Execution Costs (Listed Equities)      $**** per share
Execution Costs (OTC)                  No Charge (if all orders are executed at
                                          HHG)
Execution Costs (Regional Exchange)    No Charge





                                                                HHG ATG
                                                                    ----------

                                                                CBNY JAP DJM
                                                                    ----------

* HERZOG DOES NOT CHARGE AN ADDITIONAL EXECUTION FEE FOR LISTED TRANSACTIONS. HOWEVER, IF A FLOOR BROKERAGE FEE IS INCURRED, IT WILL BE PASSED THROUGH TO THE "BROKER".


OPTIONS CUSTOMER TRANSACTIONS               CLEARANCE CHARGE           EXECUTION COST
-----------------------------               ----------------           --------------
Options all Exchange (Equity/Indexes)       $**** per ticket           $**** per contract
Options Exercise & Assignment               $****





FIXED INCOME                                CLEARING CHARGES           EXECUTION COST
------------                                ----------------           --------------
Corporate Bonds
   Listed Corp. Bonds                       $****                      $**** per Bond
   OTC Corp. Bonds                          $****                      No Charge
Municipal Bonds                             $****                      No Charge
Government Securities                       $****                      No Charge




                                                                HHG ATG
                                                                    ----------

                                                                CBNY JAP DJM
                                                                    ----------

ZERO COUPON
-----------

Money Mkt Instrument/CD's             ****
Mortgage Backed Securities            ****

MUTUAL FUNDS
------------
FUND/SERV eligible                   $**** per ticket
Redemptions                          $****
Exchanges (Same Fund Family)         $****

* Herzog requires a minimum of $**** per month in gross execution and clearance charges.

MISCELLANEOUS CHARGES
---------------------

Communications
--------------

The cost of communications lines, equipment and usage to service your firm and all other communication services not offered by Herzog Heine Geduld shall be a pass through charge.

Printing & Supplies
-------------------

All Confirms, Statements, New Account and other forms are provided by"HERZOG", at no charge.

Any special printing of Statements, Confirms and other forms will be the expense of the Introducing Broker.

Other Charges
-------------

If a charge for a particular service we perform on your behalf is not covered by this agreement it will be negotiated as it occurs.


                                                                HHG ATG
                                                                    ----------

                                                                CBNY JAP DJM
                                                                    ----------

MISCELLANEOUS FEES
------------------

Legal  Transfer                                   $****

Transfer to Customer Name                         $**** per certificate

Overnight Mail-Upon Request                       $****

Returned Customer Checks                          $****

Wired Funds                                       $****

Fed Call Extensions                               $****

D.K. Charges                                       ****

Late payment in cash only                          ****

Yearly Inactivity Fee                             $****

ACATS                                             $****

* Service Charge/Handling/ Postage                $****

IRA Annual maintenance Fee:                       $****

IRA Opening Fee                                   $****

Microfiche Records                                at cost

Cancel/Corrects                     $**** pre-settlement/$**** post-settlement

* These charges may at Broker's discretion, or if mutually agreed upon, be charged directly to customer retail accounts.

This proposal does not constitute an offer to provide clearing services. Any such offer is subject to (i) potential correspondent's approval by the "HERZOG" credit committee (ii) the execution by both parties of a clearing agreement.



                                                                HHG ATG
                                                                    ----------

                                                                CBNY JAP DJM
                                                                    ----------

                                    EXHIBIT C

                                TECHNICAL ISSUES

1. The interface between Sungard and HHG must be developed and in good working order at the commencement of production.

2. HHG must provide at customer's office two or more terminals for the customer's use to access the omnibus account for trade execution services, entrance of orders and emergency backup if Sungard Phase 3 System malfunctions.

3. The cost of communications lines, equipment and usage to service your firm and all other communication services not offered by Herzog Heine Geduld shall be a pass through charge.

                                                                HHG ATG
                                                                    ----------

                                                                CBNY JAP DJM
                                                                    ----------

                                    EXHIBIT D

                                 PAIB AGREEMENT

This is to amend the Omnibus Clearing Agreement between HERZOG, HEINE, GEDULD, INC. ("Clearing Broker") and CBNY INVESTMENT SERVICES CORP. ("Broker") in conformity with the SEC No-Action Letter, dated November 3, 1998, ("No-Action Letter") relating to the capital treatment of assets in the proprietary account of an Introducing Broker ("PAIB") and to permit Introducing Broker to use PAIB assets in its net capital computations.

     1. Clearing Broker shall perform a computation for PAIB assets ("PAIB" Reserve Computation") of Broker in accordance with the customer reserve computation set forth in Rule 15c3-3 ("Customer Reserve Formula") with the following modifications:

     A. Any credit (including a credit applied to reduce a debit) that is included in the Customer Reserve Formula may not be included as a credit in the PAIB Reserve Computation;

     B. Note E(3) to Rule 15c3-3a which reduces debit balances by 1% under the basic method and subparagraph (a)(1)(ii)(A) of the net capital rules which reduces debit balances by 3% under the alternative method shall not apply, and;

     C. Neither Note E(1) to Rules 15c3-3a nor NYSE Interpretation /04 to Item 10 of Rule 15c3-3a regarding securities concentration charges shall be applicable to the PAIB Reserve Computation.

     2. The PAIB Reserve Computation shall include all proprietary accounts of the Broker. All PAIB assets shall be kept separate and distinct from customer assets under the Customer Reserve Formula in Rule 15c3-3.

     3. The PAIB Reserve Computation shall be prepared within the same time frames as those prescribed by Rule 15c3-3 for the Customer Reserve Formula.

     4. Clearing Broker shall establish and maintain a separate "Special Reserve Account for the Exclusive Benefit of Customers" with a bank in conformity with the standards of paragraph (f) of Rule 15c3-3 ("PAIB Reserve Account"). Cash and/or qualified securities as defined in the Customer Reserve Formula shall be maintained in the PAIB Reserve Account in an amount equal to the PAIB Reserve requirement.

     5. If the PAIB Reserve Computation results in a deposit requirement, the requirement may be satisfied to the extent of any excess debit in the Customer Reserve Formula of the same date. However, a deposit requirement resulting from the Customer Reserve Formula shall not be satisfied with excess debits from the PAIB Reserve Computation.

     6. Within two (2) business days of entering into this PAIB Agreement, Broker shall notify its designated examining authority in writing (with copy to Clearing Broker) that it has entered into this PAIB Agreement.

     7. Commissions receivable and other receivables of Broker from Clearing Broker (excluding clearing deposits) that are otherwise allowable assets under the net capital rule may not be included in the PAIB Reserve Computation, provided the amounts have been clearly identified as receivables on the books and records of Broker and as payables on the books of the Clearing Broker.

     8. If Broker is a guaranteed subsidiary of Clearing Broker or if Broker guarantees Clearing Broker (i.e., guarantees all liabilities and obligations) then the proprietary account of Broker shall be excluded from the PAIB Reserve Computation.

     9. Upon discovery that any deposit made to the PAIB Reserve Account did not satisfy its deposit requirement, Clearing Broker shall facsimile or telegram immediately to notify its designated examining authority and the Securities and Exchange Commission ("Commission"). Unless a corrective plan is found acceptable by the Commission and the designated examining authority, Clearing Broker shall provide written notification within five (5) business days of the date of discovery to Brokers that PAIB assets held by Clearing Broker shall not be deemed allowable assets for net capital purposes. The notification shall also state that if Broker wishes to continue to count its PAIB assets as allowable, it has until the last business day of the month following the month in which the notification was made to transfer all PAIB assets to another Clearing Broker. However, if the deposit deficiency is remedied before the time at which Broker must transfer its PAIB assets to another Clearing Broker, the Broker may choose to keep its assets at Clearing Broker.

     10. The parties shall adhere to the terms of the No-Action Letter, including the Interpretations set forth herein, in all respects.

     11. Upon notice of termination of this Agreement by either party, Clearing Broker shall deliver all PAIB assets to Broker within 30 days, provided, however, that Clearing Broker may retain in the Settlement Account, such amount as it deems appropriate for its protection from any claim or proceeding of any type, then pending or threatened, until the final determination thereof is made. If a threatened claim or proceeding is not resolved or if a legal action or proceeding is not instituted within three years of the termination of this Agreement, any amount retained in the PAIB Reserve Account with respect to such threatened claim or proceeding shall be delivered to Broker.



HERZOG, HEINE, GEDULD, INC.

By: /s/ Anthony T. Geraci
    -----------------------------------
        Anthony T. Geraci
        Executive Vice President

Dated:  2/21/01
      ---------------------------------



CBNY Investment Services Corp.

By: /s/ Jose Aparecido Paulucci
    -----------------------------------
        Jose A. Paulucci,
        Chief Executive Officer

Dated:   2/6/01
      ---------------------------------



By: /s/ David Minder
    -----------------------------------
        David Minder, Secretary


Dated:  Feb 6, 2001
      ---------------------------------